                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                   8 7/8% SENIOR SUBORDINATED NOTES DUE 2012
                                       OF
                           COLE NATIONAL GROUP, INC.

     As set forth in the Prospectus, dated July 8, 2002 (the "Prospectus"), of Cole National Group, Inc. and in the letter of transmittal, this form or one substantially similar must be used to accept Cole National's offer to exchange all of its outstanding 8 7/8% Senior Subordinated Notes due 2012 (the "Outstanding Notes") for its 8 7/8% Senior Subordinated Notes due 2012, which have been registered under the Securities Act of 1933, if certificates for the Outstanding Notes are not immediately available or if the Outstanding Notes, the letter of transmittal or any other required documents cannot be delivered to the exchange agent, or the procedure for book-entry transfer cannot be completed, prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the Prospectus). This form may be delivered by an Eligible Institution by hand or transmitted by facsimile transmission, overnight courier or mailed to the exchange agent as indicated below.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 8, 2002, UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OUTSTANDING NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.

                                  Deliver To:

                        Wells Fargo Bank Minnesota, N.A.
                                 Exchange Agent

By Registered or Certified Mail:  By Regular Mail or Overnight Delivery:  In Person by Hand Only:   Facsimile Transmission Number:
Wells Fargo Bank Minnesota, N.A.    Wells Fargo Bank Minnesota, N.A.          Wells Fargo Bank            (612) 667-4927
MAC #N9303-121                              MAC #N9303-121                    Minnesota, N.A.
Corporate Trust Operations              Corporate Trust Operations         608 Second Avenue South
   P.O. Box 1517                       Sixth and Marquette Avenue       Corporate Trust Operations,
Minneapolis, MN 55480-4927                Minneapolis, MN 55479                   12th Floor
                                                                            Minneapolis, MN 55402

                                                                                                    Confirm Receipt of Facsimile
                                                                                                          by Telephone:
                                                                                                         (800) 344-5128


DELIVERY OF THIS NOTICE TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the letter of transmittal to be used to tender Outstanding Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the letter of transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to Cole National Group, Inc., upon the terms and subject to the conditions set forth in the Prospectus and the letter of transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, Outstanding Notes pursuant to guaranteed delivery procedures set forth in Instruction 1 of the letter of transmittal.

     The undersigned understands that tenders of Outstanding Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. The undersigned understands that tenders of Outstanding Notes pursuant to the Exchange Offer may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

            NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.


Certificate No(s). for Outstanding Notes (if   Principal Amount of Outstanding Notes
available)                                     ---------------------------------------------
---------------------------------------------
                                               Signature(s)
Principal Amount of Outstanding Notes          ---------------------------------------------
Tendered
---------------------------------------------  If Outstanding Notes will be delivered by book-entry transfer at the Depository Trust
Dated:                                         Company, Depository Account No.:
                                               ---------------------------------------------
---------------------------------------------

     This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Outstanding Notes exactly as its (their) name(s) appear on certificates of Outstanding Notes or on a security position listing as the owner of Outstanding Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):

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Capacity:

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Address(es):

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Area Code and Telephone No.:

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

                                   GUARANTEE

                    (Not To Be Used for Signature Guarantee)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (the "Exchange Act"), hereby:

          (a) represents that the above named person(s) own(s) the Outstanding Notes to be tendered within the meaning of Rule 14e-4 under the Exchange Act;

          (b) represents that such tender of Outstanding Notes complies with Rule 14e-4 under the Exchange Act; and

          (c) guarantees that delivery to the exchange agent of certificates for the Outstanding Notes to be tendered, proper form for transfer (or confirmation of the book-entry transfer of such Outstanding Notes into the exchange agent's account at the Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the prospectus), with delivery of a properly completed and duly executed (or manually signed facsimile) letter of transmittal with any required signatures and any other required documents, will be received by the exchange agent at one of its addresses set forth above within three New York Stock Exchange trading days after the Expiration Date.

     I HEREBY ACKNOWLEDGE THAT I MUST DELIVER THE LETTER OF TRANSMITTAL AND OUTSTANDING NOTES TO BE TENDERED TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO ME.

Name of Firm
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Address
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                                    Zip Code

Area Code and Telephone No.:
---------------------------------------------------------------------------
Authorized Signature
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Title:
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Name:
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                             (Please Type or Print)

Dated:
---------------------------------------------

NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS FORM; OUTSTANDING NOTES SHOULD BE
      SENT WITH YOUR LETTER OF TRANSMITTAL SO THAT THEY ARE RECEIVED BY THE EXCHANGE AGENT WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION DATE.